                                                                    EXHIBIT 10

                                 ARTHUR ANDERSEN LLP

                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                      -----------------------------------------

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-73568 for Hartford Life and Annuity Insurance Company Separate Account One on Form N-4.


                                   /s/ Arthur Andersen LLP

Hartford, Connecticut
September 28, 1998